Exhibit 99.1

September 2012  Neil Warma  President & CEO  Opexa Therapeutics, Inc.

Forward-Looking Statements  This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section  27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The  forward-looking statements in this presentation do not constitute guarantees of future performance. Investors are cautioned  that statements in this presentation which are not strictly historical statements, including, without limitation, statements  regarding the Company’s clinical development plans for Tcelna™, constitute forward-looking statements. Such forwardlooking  statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from  those anticipated, including, without limitation, risks associated with the Company’s capital position, the rights and  preferences provided to the Series A Convertible Preferred Stock and investors in the convertible secured notes issued by the  Company in July 2012 (including a secured interest in all of our assets), the ability of the Company to enter into and benefit  from a partnering arrangement for the Company’s product candidate, Tcelna™, on reasonably satisfactory terms (if at all),  our dependence (if partnered) on the resources and abilities of any partner for the further development of Tcelna™, our  ability to compete with larger, better financed pharmaceutical and biotechnology companies, new approaches to the  treatment of our targeted diseases, our expectation of incurring continued losses, our uncertainty of developing a marketable  product, our ability to raise additional capital to continue our development programs, including to undertake and complete  any ongoing or further clinical studies for Tcelna™, the success of our clinical trials, the efficacy of Tcelna™ for any  particular indication, such as for relapsing remitting MS or secondary progressive MS, our ability to develop and  commercialize products, our ability to obtain required regulatory approvals, our compliance with all Food and Drug  Administration regulations, our ability to obtain, maintain and protect intellectual property rights (including for Tcelna™),  the risk of litigation regarding our intellectual property rights or the rights of third parties, the success of third party  development and commercialization efforts with respect to products covered by intellectual property rights that we may  license or transfer, our limited manufacturing capabilities, our dependence on third-party manufacturers, our ability to hire  and retain skilled personnel, our volatile stock price, and other risks detailed in our filings with the Securities and Exchange  Commission. These forward-looking statements speak only as of the date of this presentation. We assume no obligation or  undertaking to update or revise any forward-looking statements contained herein to reflect any changes in our expectations  with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should,  however, review additional disclosures we make in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and  Current Reports on Form 8-K filed with the SEC. 2

Opexa Highlights  • Proprietary T-cell technology platform allows for the production of  patient-specific T-cell therapies for a variety of autoimmune  diseases  • Lead program, Tcelna™, a personalized cellular immunotherapy for  the first-line treatment of multiple sclerosis (MS)  • Fast Track designation granted November 2011 by FDA for Tcelna™  for treatment of Secondary Progressive Multiple Sclerosis (SPMS)  • In-house cGMP manufacturing enables close control of process and  COGS  3

Opexa’s Focus: Filling the Void in SPMS Treatment 4 Over 1 million people affected by SPMS worldwide… …only ONE FDA approved product for SPMS SPMS Opexa’s Tcelna™ (projected) NOVANTRONE Limited use due to Black Box warning added to Novantrone’s prescribing information by the FDA in April 2005 Treating SPMS with a Safe and Effective Therapy

Opexa Initiates Abili-T TM trial  • Abili-T Phase 2b clinical trial in SPMS has been initiated  • Double-blind, 1:1 randomized, placebo-controlled  • 180 Patients  – SPMS population  – Approximately 30 sites in USA and Canada  • Efficacy Endpoints:  – Whole-brain atrophy  – Sustained progression measured by EDSS  – T2 lesions progressing to hypointense lesions (black holes)  – Change in EDSS (disability)  – Annualized Relapse Rate (ARR)  • 2 annual courses of therapy  • 2 years of assessment  5

Tcelna™  6  A personalized autologous T-cell immunotherapy, consisting of attenuated, patientspecific  myelin reactive T-cells (MRTCs) against peptides of the three primary  myelin proteins  Proposed Mechanism  The subcutaneous injection of a therapeutic dose (30-45 million cells) of Tcelna™  stimulates the body’s immune system to recognize the bolus of injected cells as a  peripheral source of ‘over represented’ MRTC , resulting in the induction of an  opposing dominant negative ‘regulatory T-cell’ response:  • Selective targeting by immune cells to down-regulate and eliminate similar  myelin reactive T-cells within the CNS  • An up-regulation of important regulatory cells (Foxp3+ and Tr1 cells) to  reduce inflammation and provide possible neuroprotection

MRTCs’ Role in Multiple Sclerosis  7  • MRTCs cross the Blood Brain Barrier (BBB) into  the central nervous system (CNS) from the  periphery and bind to specific antigen presenting  cells (APC)  • Macrophages and microglial cells release OPN, IL-  12/23, accompanied by T-cell dependent secretion  of IFN-., IL-17 and tumor-necrosis factor alpha  (TNFa)  Result .. Destruction of the myelin sheath  • T-cells that clonally accumulate in the lesion  are driven by defined protein antigens  Antigen  MRTC  Opexa’s Strategy  Identify which specific antigens within  each individual patient may be targeted  by the immune response

8  Year 2  Year 3  Proprietary Assay Enables  Annual Personalized Treatments  Year 1  Conduct analysis of 109 peptides from all three key myelin proteins (MBP, MOG, PLP)  Re-assess epitope profile annually to  identify epitope drift  Develop new formulation based on evolved  epitope profile

Tcelna™ Manufacturing 9 Expansion of antigen specific T-cells Cryopreservation Formulation/ Irradiation of each dose as required Epitope profiling Administration: 5 subcutaneous injections/year Manufacturing and QC Dispensation 35 days Epitope Profiling 1 day 14 days - Red Cross - Blood Group Alliance

Overview of Tcelna™ Clinical Development  SPMS  Patients  Phase I/II trials Pooled 10  Baylor Trial 26  10  RRMS  Patients  Phase IIb 150  [Phase IIb Subpopulation (ARR>1)] [50]  Phase I/II  Dose Range study 16  Phase I/II Extension study 13  • Five clinical trials have been conducted (in RRMS and SPMS patients)  • 302 patients enrolled  • 142 treated with Tcelna™  • Safety demonstrated and clinical efficacy promising across broad spectrum of patients  for relapsing and progressive MS

Safety endpoints  Deaths • No deaths occurred  Serious Adverse Events  (SAEs)  • There were no SAEs related to Tcelna™  treatment  Most common adverse events • Mild to moderate injection site reaction only  Previously conducted RRMS Phase 2b clinical trial (n=150)  Safety: ITT  11

• 36 patients treated in three clinical trials  • Promising efficacy observed  • Disease stabilization in 80% of patients at two years  • Significant reduction in relapse rates  • Well-tolerated, no SAEs  12  Secondary Progressive MS: Clinical Overview

Tcelna™ Stabilizes Disease in SPMS *A small percentage of patients showed an improvement (i.e. decrease in progression) **Historical control: ESIMS Study, published Hommes Lancet 2004 80% 20% 40% 0% 20% 40% 60% 80% 100% Tovaxin (n = 35) Historical Disease Progression Percentage of Patients Stable Progressed Stabilization vs. Historical Progression * ** 13 80% of subjects had no disease progression by EDSS at 2 years

Phase I and Phase I/II Studies  Pooled - Annualized Relapse Rate (ARR)  14  Number of Relapses (ARR)  0.00  0.10  0.20  0.30  0.40  0.50  0.60  Baseline 12 Months 24 Months  • Patients (n=10) followed for 7,955  cumulative days (21.8 patient years)  • Only 1 patient experienced 1 relapse  One relapse observed in 21 years of cumulative patient follow up

Phase I and Phase I/II Studies  Pooled - Change in MSIS Scores at 2 years  15  0.9%  1.2%  2.1%  -5.1%  -6.0%  -4.0%  -2.0%  0.0%  2.0%  4.0%  Physical  Psychological  12 Month (n=10) 18-24 Month (n=7)  Negative percentage change  indicates improvement  from baseline  Following two years of treatment, no worsening of physical  condition and improvement in psychological condition

Overview of Tcelna™ Clinical Development  16  Clinical Status: Five clinical trials completed with Tcelna™ in 142  patients, many with multiple years of treatment  Efficacy: Data shows reduction in Annualized Relapse Rate (ARR),  slowing disease progression  Safety & Tolerability: No Serious Adverse Effects (SAEs)  observed to date related to Tcelna™ treatment

OPEXA THERAPEUTICS

Company Leadership

Neil Warma, President & CEO, Director

- 18+ years of international healthcare experience with large Pharma and emerging biotechnology companies
- 9 years of Senior Management within Novartis Pharmaceuticals in Basel, Switzerland
- Formerly, President & CEO and Member of the Board of Directors of Viron Therapeutics, a private clinical stage biopharmaceutical company developing a novel class of protein therapeutics
- Co-founder and President of MedExact Inc. – medical Internet company – which was successfully sold
- Neuroscience and MBA degrees

Jaye Thompson, Ph.D., SVP, Clinical Development & Regulatory Affairs

- President and founder of SYNERGOS, Inc., a full service contract research organization which was successfully sold to inVentiv Health in 2006
- Directed and managed statistical analysis, data management, report writing and the conduct of clinical trials for a wide variety of indications including MS
- PhD, Biostatistics

Don Healey, Ph.D., VP, Scientific Development and Manufacturing

- Over 25 years experience in cellular immunology and immune regulation in both academic and biotech environments
- Former Director of Immunology for Argos Therapeutics, responsible for the development of novel autologous dendritic cell therapies for the treatment of renal carcinoma and HIV
- Post-doctoral positions in the Department of Pathology, Cambridge University, UK, conducting studies on immunoregulation in animal models of autoimmunity, including Type I Diabetes and Multiple Sclerosis

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Donna Rill, SVP Operations and Quality Systems30 years of extensive clinical and research laboratory experience in cell and gene therapy research and clinical application, immunological techniques and assessmentsDesigned, and validated cGMP Cell & Gene Therapy Laboratories, cGMP Vector Production facilities, and Translational Research LabsActively involved in the development of cell based therapies as well as the formulation and review of related regulatory guidelines for over 20 years David Jorden, (Acting) Chief Financial Officer, Director20+ years of public and private company investment experience; Morgan Stanley PWM, Genometrix, Inc., CFO, principal at Fayez Sarofim & Co. Received a MBA from Kellogg School of Management at Northwestern University and a BBA from the University of TexasChartered Financial Analyst and Certified Public Accountant designationsDawn McGuire, M.D., Clinical Consultant, Acting-Chief Medical OfficerBoard certified neurologistLed development of Tysabri for Multiple Sclerosis as VP Clinical Research and Medical Affairs at Elan PharmaceuticalsDr. McGuire received her B.A. with high honors from Princeton University and her M.D. from Columbia University, College of Physicians & Surgeons. She was trained in Neurology at the University of California, San FranciscoJoyce Frey-Vasconcells, Ph.D., Regulatory ConsultantOver 12 years previously at FDA as Deputy Director at the Office of Cellular, Tissue and Gene Therapies with the Center for Biologics Evaluation and Research (CBER)Recognized FDA expert in the Regulation of Cellular TherapiesOne of the foremost regulatory experts regarding tissues, cell therapies, combination products, gene therapies, and tumor vaccines, and brings extensive regulatory expertise and experience for this unique group of products Other Placeholder: 18 Company Leadership
Donna Rill, SVP Operations and Quality Systems  - 30 years of extensive clinical and research laboratory experience in cell and gene therapy research and  clinical application, immunological techniques and assessments  - Designed, and validated cGMP Cell & Gene Therapy Laboratories, cGMP Vector Production facilities, and  Translational Research Labs  - Actively involved in the development of cell based therapies as well as the formulation and review of  related regulatory guidelines for over 20 years  Dawn McGuire,M.D., Clinical Consultant, Acting-Chief Medical Officer  - Board certified neurologist  - Led development of Tysabri for Multiple Sclerosis as VP Clinical Research and Medical Affairs at Elan  Pharmaceuticals  - Dr. McGuire received her B.A. with high honors from Princeton University and her M.D. from Columbia  University, College of Physicians & Surgeons. She was trained in Neurology at the University of California,  San Francisco  David Jorden, (Acting) Chief Financial Officer, Director  – 20+ years of public and private company investment experience; Morgan Stanley PWM, Genometrix, Inc.,  CFO, principal at Fayez Sarofim & Co.  – Received a MBA from Kellogg School of Management at Northwestern University and a BBA from the  University of Texas  – Chartered Financial Analyst and Certified Public Accountant designations  Joyce Frey-Vasconcells, Ph.D., Regulatory Consultant  - Over 12 years previously at FDA as Deputy Director at the Office of Cellular, Tissue and Gene Therapies  with the Center for Biologics Evaluation and Research (CBER)  - Recognized FDA expert in the Regulation of Cellular Therapies  - One of the foremost regulatory experts regarding tissues, cell therapies, combination products, gene  therapies, and tumor vaccines, and brings extensive regulatory expertise and experience for this unique  group of products  18  Company Leadership

Scientific Advisory Board  19  .. Dawn McGuire, M.D., FAAN (Chair)  • Advisory Council of the Gill Heart Institute  • American Academy of Neurology  • National Institute of Neurological Disorders and Stroke of the National Institutes of  Health  .. Hans-Peter Hartung, M.D.  • Chair of Neurology at Heinrich-Heine University  • President ECTRIMS  • European Neurological Society  • International Society for Neuroimmunology  • International Federation of Multiple Sclerosis Societies  • World Health Organization Advisory Board on Multiple Sclerosis  .. Mark S. Freedman, M.D., FRCP, FAAN  • Director of the Multiple Sclerosis Research Unit at Ottawa Hospital  • Multiple Sclerosis Society of Canada, National MS Society(USA)  • Americas Committee for Treatment and Research in MS  • Consortium of MS Centres  .. Paul O’Connor, M.D., FRCP  • MS Clinic Director at St. Michael’s Hospital, University of Toronto  • National Scientific and Clinical Advisor for the Multiple Sclerosis Society of Canada

Scientific Advisory Board  .. Clyde Markowitz, M.D.  • Director of the Multiple Sclerosis Center at the University of Pennsylvania  • Professor of Neurology at the University of Pennsylvania School of Medicine in  Philadelphia  • Chairman of the Clinical Advisory Committee for the Delaware Valley National  MS Society  • American Academy of Neurology  .. Doug Arnold, M.D.  • James McGill Professor Neurology and Neurosurgery at the Montreal  Neurological Institute of McGill University  .. Edward Fox, M.D., Ph.D.  • Director of Multiple Sclerosis Clinic of Central Texas  • Advisory Committee, Lone Star Chapter of the National Multiple Sclerosis  Society  • Consortium of Multiple Sclerosis Centers  • Clinical Assistant Professor of Neurology, University of Texas Medical Branch  20

Milestones and Goals Executed strategic agreements with the American Red Cross and the Blood Group Alliance, Inc. (Q2’11 )Initiated the design and development of a proprietary Web-based system to manage patient and product flow throughout future clinical trials (Q2’11 )Furthered discussions with Health Canada’s Biologics and Genetics Therapies Directorate to secure approval for future clinical trial development in Canada (Q3’11 )Obtained FDA Fast Track approval for Tcelna™ in SPMS (Q4’11 )Submitted the Chemistry, Manufacturing and Control (“CMC”) update to the FDA for final review (Q3’12)Advanced preparations and final contract negotiations with key clinical trial sites across North America to support the Phase IIb SPMS clinical trial (Q3’12)Secured resources to advance clinical development and initiate a Phase IIb SPMS clinical trial in North America (Q3’12)Initiated 180 patient Phase IIb SPMS clinical trial (Q3’12)Secure additional resources through strategic partnership and/or additional capital raise(s) to continue and complete Phase IIb SPMS trialInitiate discussions with European Medicines Agency (EMA) for future pivotal studiesEvaluate expansion of platform to other autoimmune indications and geographical territories
Milestones and Goals .. Executed strategic agreements with the American Red Cross and the Blood Group Alliance, Inc. (Q2’11 ) .. Initiated the design and development of a proprietary Web-based system to manage patient and product flow throughout future clinical trials (Q2’11 ) .. Furthered discussions with Health Canada’s Biologics and Genetics Therapies Directorate to secure approval for future clinical trial development in Canada (Q3’11 ) .. Obtained FDA Fast Track approval for Tcelna™ in SPMS (Q4’11 ) .. Submitted the Chemistry, Manufacturing and Control (“CMC”) update to the FDA for final review (Q3’12) .. Advanced preparations and final contract negotiations with key clinical trial sites across North America to support the Phase IIb SPMS clinical trial (Q3’12) .. Secured resources to advance clinical development and initiate a 3-year Phase IIb SPMS clinical trial in North America (Q3’12) .. Initiated 180 patient Phase IIb SPMS clinical trial (Q3’12) .. Secure additional resources to continue and complete Phase IIb SPMS trial .. Initiate discussions with European Medicines Agency (EMA) for future pivotal studies .. Evaluate expansion of platform to other autoimmune indications and geographical territories 21

Financial Highlights (at 6/30/12 per Q2 Earnings Release, but cash and fully diluted shares updated for July 2012 $4.1M financing) Other Placeholder: Basic Shares Outstanding 23 M Fully Diluted  44 MMarket Capitalization (Basic) ~$18 M52 week range $0.29-$1.53Monthly Burn  $925,000Cash Position  $5.6 M  22
Financial Highlights  (at 6/30/12 per Q2 Earnings Release, but cash and fully diluted shares updated for July 2012 +4.1M financing)  • Basic Shares Outstanding 23 M  Fully Diluted 44 M  • Market Capitalization(Basic) ~$18 M  • 52 week range $0.29-$1.53  • Monthly Burn $925,000  • Cash Position $5.6 M  22

Thank You